                                                                    Exhibit 23.1
                                                                    ------------

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 31, 2006, in the Registration Statement (Form S-4)
and related Prospectus of Clarke American Corp. dated April 12, 2006.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
April 12, 2006